UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 20, 2016

Date of Report (Date of Earliest Event Reported)

SOVRAN SELF STORAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(State of Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 20, 2016, Sovran Self Storage, Inc., or the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Jefferies LLC, as representative of the several underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell 2,300,000 shares of the Company’s common stock, par value $.01 per share, plus up to an additional 345,000 shares of common stock pursuant to the underwriters’ option, at a price to the public of $105.75 per share. The offering of 2,300,000 shares of the Company’s common stock will close on January 25, 2016. Net proceeds to the Company from the offering of 2,300,000 shares, before expenses, will be $234,712,125.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company will use the net proceeds to fund a portion of the Company’s pending property acquisitions and repay certain borrowings under its line of credit that were incurred primarily in connection with property acquisitions. Affiliates of certain of the underwriters are lenders under such line of credit, and upon repayment of such line of credit in connection with the offering, such affiliates will receive a portion of the proceeds through repayment of those borrowings.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 20, 2016, between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc., Wells Fargo Securities, LLC and Jefferies LLC, for themselves and as representatives for the several underwriters named therein

5.1	Opinion of Phillips Lytle LLP as to the legality of the shares sold.

5.2	Opinion of Venable LLP as to all matters of Maryland law.

23.1	Consent of Phillips Lytle LLP (contained in the opinions filed as Exhibit 5.1 hereto).

23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOVRAN SELF STORAGE, INC.

Date: January 21, 2016
	By	/s/ ANDREW J. GREGOIRE
		Name:	Andrew J. Gregoire
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Underwriting Agreement, dated as of January 20, 2016, between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc., Wells Fargo Securities, LLC and Jefferies LLC, for themselves and as representatives for the several underwriters named therein

5.1*	Opinion of Phillips Lytle LLP as to the legality of the shares sold

5.2*	Opinion of Venable LLP as to the legality of the shares sold

23.1*	Consent of Phillips Lytle LLP (contained in the opinions filed as Exhibit 5.1 hereto)

23.2*	Consent of Venable LLP (contained in the opinions filed as Exhibits 5.2

*	Filed herewith